Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces Third Quarter 2024 Financial Results

•Net revenue of $81.1 million in Q3, GAAP gross margin of 54.4% and non-GAAP gross margin of 58.7%

Carlsbad, Calif. – October 23, 2024 – MaxLinear, Inc. (Nasdaq: MXL), a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits, today announced financial results for the third quarter ended September 30, 2024.

Third Quarter Financial Highlights
GAAP basis:
•Net revenue was $81.1 million, down 12% sequentially and down 40% year-over-year.
•GAAP gross margin was 54.4%, compared to 54.6% in the prior quarter, and 54.6% in the year-ago quarter.
•GAAP operating expenses were $110.8 million in the third quarter 2024, or 137% of net revenue, compared to $91.0 million in the prior quarter, or 99% of net revenue, and $91.8 million in the year-ago quarter, or 68% of net revenue.
•GAAP loss from operations was 82% of net revenue, compared to loss from operations of 44% of net revenue in the prior quarter, and loss from operations of 13% of net revenue in the year-ago quarter.
•Net cash flow used in operating activities was $30.7 million, compared to net cash flow used in operating activities of $2.7 million in the prior quarter, and net cash flow used in operating activities of $12.8 million in the year-ago quarter.
•GAAP diluted loss per share was $0.90, compared to diluted loss per share of $0.47 in the prior quarter, and diluted loss per share of $0.49 in the year-ago quarter.
Non-GAAP basis:
•Non-GAAP gross margin was 58.7%. This compares to 60.2% in the prior quarter, and 60.8% in the year-ago quarter.
•Non-GAAP operating expenses were $72.8 million, or 90% of net revenue, compared to $74.8 million or 81% of net revenue in the prior quarter, and $75.1 million or 55% of net revenue in the year-ago quarter.
•Non-GAAP loss from operations was 31% of net revenue, compared to loss of 21% in the prior quarter, and income of 5% in the year-ago quarter.
•Non-GAAP diluted loss per share was $0.36, compared to loss of $0.25 in the prior quarter, and earnings of $0.02 in the year-ago quarter.
Management Commentary

“We are pleased to see encouraging signs of recovery in our business, including another quarter of improvement in customer orders and continued progress in new product traction,” said Kishore Seendripu, PhD, Chairman and CEO. “In particular, we are on track to exit the year at a run rate greater than one million units per year of our high-speed optical interconnect products as customers prepare for the industry transition to 800Gig and beyond. In addition, design win activity and customer success in fiber PON gateways, Ethernet, storage, and Wi-Fi7 position us for renewed growth and earnings improvement in the fourth quarter and beyond.”
Fourth Quarter 2024 Business Outlook

The company expects net revenue in the fourth quarter of 2024 to be approximately $80 million to $100 million. The Company also estimates the following:
•GAAP gross margin of approximately 54.0% to 57.0%;
•Non-GAAP gross margin of approximately 57.5% to 60.5%;

•GAAP operating expenses of approximately $88 million to $94 million;
•Non-GAAP operating expenses of approximately $58 million to $64 million;
•GAAP and non-GAAP interest and other expense of approximately $1.0 million to $2.5 million each; and
•GAAP and non-GAAP diluted share count of approximately 84.5 million each.

Webcast and Conference Call
MaxLinear will host its third quarter financial results conference call today, October 23, 2024 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-407-3109 / International: 1-201-493-6798. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at https://investors.maxlinear.com, and will be archived and available after the call at https://investors.maxlinear.com until November 6, 2024. A replay of the conference call will also be available until November 6, 2024 by dialing US toll free: 1-877-660-6853 / International: 1-201-612-7415 and Conference ID#: 13749152.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including our current guidance for fourth quarter 2024 net revenue, and GAAP and non-GAAP amounts for each of the following: gross margins, operating expenses, interest and other expenses, and diluted share counts); our potential growth and revenue opportunities; market trends; settlement of bonus awards for our 2024 performance period; and statements by our Chairman and CEO. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements and our future financial performance and operating results forecasts generally. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. In particular, our future operating results are substantially dependent on our assumptions about market trends and conditions. Additional risks and uncertainties affecting our business, future operating results and financial condition include, without limitation; risks relating to our terminated merger with Silicon Motion and related arbitration and class action complaint and the risks related to potential payment of damages; the effect of intense and increasing competition; impacts of global economic conditions; the cyclical nature of the semiconductor industry; a significant variance in our operating results and impact on volatility in our stock price, and our ability to sustain our current level of revenue, which has declined, and/or manage future growth effectively, and the impact of excess inventory in the channel on our customers’ expected demand for certain of our products and on our revenue; the geopolitical and economic tensions among the countries in which we conduct business; increased tariffs, export controls or imposition of other trade barriers; our ability to obtain or retain government authorization to export certain of our products or technology; risks related to the loss of, or a significant reduction in orders from major customers; costs of legal proceedings or potential violations of regulations; information technology failures; a decrease in the average selling prices of our products; failure to penetrate new applications and markets; development delays and consolidation trends in our industry; inability to make substantial research and development investments; delays or expenses caused by undetected defects or bugs in our products; substantial quarterly and annual fluctuations in our revenue and operating results; failure to timely develop and introduce new or enhanced products; order and shipment uncertainties; failure to accurately predict our future revenue and appropriately budget expenses; lengthy and expensive customer qualification processes; customer product plan cancellations; failure to maintain compliance with government regulations; failure to attract and retain qualified personnel; any adverse impact of rising interest rates on us, our customers, and our distributors and related demand; risks related to compliance with privacy, data protection and cybersecurity laws and regulations; risks related to conforming our products to industry standards; risks related to business acquisitions and investments; claims of intellectual property infringement; our ability to protect our intellectual property; risks related to security vulnerabilities of our products; use of open source software in our products; and failure to manage our relationships with, or negative impacts from, third parties.
In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our Current Reports on Form 8-K, as well as the information to be set forth under the caption "Risk Factors" in MaxLinear's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024. All forward-looking statements are based on the estimates, projections and assumptions of management as of October 23, 2024, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating expenses as a percentage of net revenue, non-GAAP income (loss) from operations, non-GAAP income (loss) from operations as percentage of revenue, non-GAAP interest and other income (expense), non-GAAP diluted earnings (loss) per share, and non-GAAP diluted share count. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) accruals related to our performance-based bonus plan for 2024, which we intend to settle in shares of our common stock; (iii) accruals related to our performance-based bonus plan for 2023, which we settled in shares of common stock in February 2024; (iv) amortization of purchased intangible assets; (v) research and development funded by others; (vi) acquisition and integration costs related to our acquisitions, including costs incurred related to the termination of the previously pending (now terminated) merger with Silicon Motion; (vii) impairment of intangible assets; (viii) severance and other restructuring charges; (ix) other non-recurring interest and other income (expenses), net attributable to acquisitions, including impairment of investments in a privately held entity and ticking fees paid to lenders in August 2023 following the termination of the previously pending (now terminated) merger with Silicon Motion; and (x) non-cash income tax benefits and expenses. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP financial measures. Non-GAAP financial measures are subject to limitations, and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.
We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that we believe are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.
The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income or loss.
Performance-based equity consists of accruals related to our executive and non-executive bonus programs, and have been excluded from our non-GAAP net income or loss for all periods reported. Bonus payments for the 2023 performance periods were settled through the issuance of shares of common stock under our equity incentive plans in February 2024. We currently expect that bonus awards under our fiscal 2024 program will be settled in common stock in the first quarter of fiscal 2025.
Expenses incurred in relation to acquisitions include amortization of purchased intangible assets, acquisition and integration costs primarily consisting of professional and consulting fees, including costs incurred related to the termination of the previously pending (now terminated) merger with Silicon Motion; ticking fees paid to lenders following the termination of such merger which were recorded in other expense; and accretion of discount on contingent consideration to interest expense.
Research and development funded by others represents proceeds received under contracts for jointly funded R&D projects to develop technology that may be commercialized into a product in the future. Initially such proceeds may not yet be recognized in GAAP results if, pursuant to contract terms, the Company may be required to repay all or a portion of the funds provided by the other party under certain conditions. Management believes it is not probable that it will trigger such conditions. Once such conditions have been resolved, the proceeds are recognized in GAAP results, and accordingly, reversed from non-GAAP results.
Impairment losses are related to abandonment of acquired or purchased intangible assets.
Restructuring charges incurred are related to our restructuring plans which eliminate redundancies and primarily include severance and restructuring costs related to impairment of leased right-of-use assets or from exiting certain facilities.
Other expense also includes losses from impairment of privately held investments.
Income tax benefits and expense adjustments are those that do not affect cash income taxes payable.
Reconciliations of non-GAAP measures for the historic periods disclosed in this press release appear below. Because of the inherent uncertainty associated with our ability to project future charges, we are also unable to predict their probable significance, particularly related to stock-based compensation and its related tax effects as well as potential impairments, a quantitative reconciliation is not available without unreasonable efforts and accordingly, in reliance on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K, we have not provided a reconciliation for non-GAAP guidance provided for the fourth quarter 2024.
About MaxLinear, Inc.
MaxLinear, Inc. (Nasdaq:MXL) is a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits for access and connectivity, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.

MaxLinear, Inc. Investor Relations Contact:
Leslie Green
Tel: +1 650-312-9060
lgreen@maxlinear.com

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023
Net revenue	$81,102	$91,990	$135,530
Cost of net revenue	37,022	41,804	61,586
Gross profit	44,080	50,186	73,944
Operating expenses:
Research and development	52,604	56,541	66,306
Selling, general and administrative	30,154	33,600	25,402
Impairment losses	1,237	—	—
Restructuring charges	26,828	865	54
Total operating expenses	110,823	91,006	91,762
Loss from operations	(66,743)	(40,820)	(17,818)
Interest income	1,653	1,871	1,736
Interest expense	(2,655)	(2,706)	(2,715)
Other income (expense), net	(14,753)	329	(22,721)
Total other income (expense), net	(15,755)	(506)	(23,700)
Loss before income taxes	(82,498)	(41,326)	(41,518)
Income tax benefit	(6,713)	(2,060)	(1,689)
Net loss	$(75,785)	$(39,266)	$(39,829)
Net loss per share:
Basic	$(0.90)	$(0.47)	$(0.49)
Diluted	$(0.90)	$(0.47)	$(0.49)
Shares used to compute net loss per share:
Basic	84,074	83,477	81,249
Diluted	84,074	83,477	81,249

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2024	September 30, 2023
Net revenue	$268,361	$567,910
Cost of net revenue	124,827	250,786
Gross profit	143,534	317,124
Operating expenses:
Research and development	173,911	204,254
Selling, general and administrative	100,242	97,772
Impairment losses	1,237	2,438
Restructuring charges	50,323	9,138
Total operating expenses	325,713	313,602
Income (loss) from operations	(182,179)	3,522
Interest income	5,346	4,272
Interest expense	(8,072)	(7,793)
Other income (expense), net	(12,990)	(21,180)
Total other income (expense), net	(15,716)	(24,701)
Loss before income taxes	(197,895)	(21,179)
Income tax provision (benefit)	(10,535)	13,468
Net loss	$(187,360)	$(34,647)
Net loss per share:
Basic	$(2.25)	$(0.43)
Diluted	$(2.25)	$(0.43)
Shares used to compute net loss per share:
Basic	83,303	80,395
Diluted	83,303	80,395

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023
Operating Activities
Net loss	$(75,785)	$(39,266)	$(39,829)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization and depreciation	12,142	13,600	17,014
Impairment of intangible assets	1,237	—	—
Impairment of investments and other assets	14,000	—	—
Amortization of debt issuance costs and accretion of discount on debt and leases	637	665	685
Stock-based compensation	12,788	17,359	5,118
Deferred income taxes	(8,320)	(2,053)	(2,384)
Loss on disposal of property and equipment	623	55	16
Unrealized holding loss on investments	—	—	5,876
Impairment of leased right-of-use assets	677	700	—
(Gain) loss on extinguishment of lease liabilities	(1)	16	—
Gain on settlement of pension	—	—	(1,008)
(Gain) loss on foreign currency and other	2,339	(398)	(13)
Excess tax (benefits) deficiencies on stock based awards	(1,469)	(152)	769
Changes in operating assets and liabilities:
Accounts receivable, net	37,010	41,290	(2,398)
Inventory	(1,325)	1,387	11,210
Prepaid expenses and other assets	(7,852)	1,281	(4,563)
Accounts payable, accrued expenses and other current liabilities	(3,770)	(24,280)	9,347
Accrued compensation	159	(5,855)	4,914
Accrued price protection liability	(17,158)	(3,603)	(11,995)
Lease liabilities	(2,761)	(2,540)	(2,882)
Other long-term liabilities	6,098	(902)	(2,669)
Net cash used in operating activities	(30,731)	(2,696)	(12,792)
Investing Activities
Purchases of property and equipment	(4,132)	(3,013)	(1,927)
Purchases of intangible assets	(1,818)	(2,775)	(674)
Net cash used in investing activities	(5,950)	(5,788)	(2,601)
Financing Activities
Payment of debt commitment fees	—	—	(18,325)
Net proceeds from issuance of common stock	—	1,579	92
Minimum tax withholding paid on behalf of employees for restricted stock units	(58)	447	(3,232)
Net cash provided by (used in) financing activities	(58)	2,026	(21,465)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	94	(335)	(633)
Decrease in cash, cash equivalents and restricted cash	(36,645)	(6,793)	(37,491)
Cash, cash equivalents and restricted cash at beginning of period	186,137	192,930	225,643
Cash, cash equivalents and restricted cash at end of period	$149,492	$186,137	$188,152

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended
	September 30, 2024	September 30, 2023
Operating Activities
Net loss	$(187,360)	$(34,647)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Amortization and depreciation	42,426	54,923
Impairment of intangible assets	1,237	2,438
Impairment of investments and other assets	14,000	—
Amortization of debt issuance costs and accretion of discount on debt and leases	1,990	1,858
Stock-based compensation	47,208	38,763
Deferred income taxes	(13,058)	6,502
Loss on disposal of property and equipment	1,068	2,057
Unrealized holding loss on investments	—	3,917
Impairment of leased right-of-use assets	3,415	—
Gain on settlement of pension	—	(1,008)
Gain on extinguishment of lease liabilities	(554)	—
Loss on foreign currency	973	140
Excess tax benefits on stock-based awards	(2,988)	(529)
Changes in operating assets and liabilities:
Accounts receivable, net	122,689	13,769
Inventory	3,845	45,602
Prepaid expenses and other assets	(8,615)	(10,215)
Accounts payable, accrued expenses and other current liabilities	(16,041)	(17,917)
Accrued compensation	3,011	8,776
Accrued price protection liability	(27,212)	(45,036)
Lease liabilities	(7,806)	(8,891)
Other long-term liabilities	4,315	(557)
Net cash provided by (used in) operating activities	(17,457)	59,945
Investing Activities
Purchases of property and equipment	(15,487)	(12,180)
Purchases of intangible assets	(4,961)	(6,198)
Cash used in acquisitions, net of cash acquired	—	(12,384)
Net cash used in investing activities	(20,448)	(30,762)
Financing Activities
Payment of debt commitment fees	—	(18,325)
Net proceeds from issuance of common stock	1,579	3,168
Minimum tax withholding paid on behalf of employees for restricted stock units	(1,714)	(12,370)
Net cash used in financing activities	(135)	(27,527)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(824)	(1,861)
Decrease in cash, cash equivalents and restricted cash	(38,864)	(205)
Cash, cash equivalents and restricted cash at beginning of period	188,356	188,357
Cash, cash equivalents and restricted cash at end of period	$149,492	$188,152

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2024	June 30, 2024	September 30, 2023
Assets
Current assets:
Cash and cash equivalents	$148,476	$185,108	$187,028
Short-term restricted cash	993	1,006	1,105
Short-term investments	—	—	14,612
Accounts receivable, net	47,930	84,940	158,232
Inventory	96,063	94,738	114,942
Prepaid expenses and other current assets	34,798	31,789	32,688
Total current assets	328,260	397,581	508,607
Long-term restricted cash	23	23	19
Property and equipment, net	63,493	65,422	69,484
Leased right-of-use assets	22,549	24,883	32,647
Intangible assets, net	58,031	61,786	82,643
Goodwill	318,588	318,588	318,456
Deferred tax assets	82,552	74,228	59,121
Other long-term assets	21,807	30,686	32,810
Total assets	$895,303	$973,197	$1,103,787

Liabilities and stockholders’ equity
Current liabilities	$168,597	$190,277	$232,910
Long-term lease liabilities	19,433	21,522	28,017
Long-term debt	122,840	122,684	122,219
Other long-term liabilities	27,561	21,459	17,964
Stockholders’ equity	556,872	617,255	702,677
Total liabilities and stockholders’ equity	$895,303	$973,197	$1,103,787

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023
GAAP gross profit	$44,080	$50,186	$73,944
Stock-based compensation	81	173	170
Performance based equity	(19)	(37)	19
Amortization of purchased intangible assets	3,498	5,089	8,332
Non-GAAP gross profit	47,640	55,411	82,465

GAAP R&D expenses	52,604	56,541	66,306
Stock-based compensation	(7,423)	(10,088)	(9,436)
Performance based equity	775	1,789	(2,288)
Research and development funded by others	3,000	—	(5,500)
Non-GAAP R&D expenses	48,956	48,242	49,082

GAAP SG&A expenses	30,154	33,600	25,402
Stock-based compensation	(5,284)	(7,097)	4,488
Performance based equity	384	722	(999)
Amortization of purchased intangible assets	(591)	(592)	(653)
Acquisition and integration costs	(801)	(102)	(2,172)
Non-GAAP SG&A expenses	23,862	26,531	26,066

GAAP impairment losses	1,237	—	—
Impairment losses	(1,237)	—	—
Non-GAAP impairment losses	—	—	—

GAAP restructuring expenses	26,828	865	54
Restructuring charges	(26,828)	(865)	(54)
Non-GAAP restructuring expenses	—	—	—

GAAP loss from operations	(66,743)	(40,820)	(17,818)
Total non-GAAP adjustments	41,565	21,458	25,135
Non-GAAP income (loss) from operations	(25,178)	(19,362)	7,317

GAAP interest and other income (expense), net	(15,755)	(506)	(23,700)
Non-recurring interest and other income (expense), net	11,769	65	18,395
Non-GAAP interest and other income (expense), net	(3,986)	(441)	(5,305)

GAAP loss before income taxes	(82,498)	(41,326)	(41,518)
Total non-GAAP adjustments	53,334	21,523	43,530
Non-GAAP income (loss) before income taxes	(29,164)	(19,803)	2,012

GAAP income tax benefit	(6,713)	(2,060)	(1,689)
Adjustment for non-cash tax benefits/expenses	7,568	3,205	1,891
Non-GAAP income tax provision	855	1,145	202

GAAP net loss	(75,785)	(39,266)	(39,829)
Total non-GAAP adjustments before income taxes	53,334	21,523	43,530
Less: total tax adjustments	7,568	3,205	1,891
Non-GAAP net income (loss)	$(30,019)	$(20,948)	$1,810

Shares used in computing GAAP and non-GAAP basic net income (loss) per share	84,074	83,477	81,249
Shares used in computing GAAP diluted net loss per share	84,074	83,477	81,249
Dilutive common stock equivalents	—	—	719
Shares used in computing non-GAAP diluted net income (loss) per share	84,074	83,477	81,968
Non-GAAP basic net income (loss) per share	$(0.36)	$(0.25)	$0.02
Non-GAAP diluted net income (loss) per share	$(0.36)	$(0.25)	$0.02

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Nine months ended
	September 30, 2024	September 30, 2023
GAAP gross profit	$143,534	$317,124
Stock-based compensation	435	626
Performance based equity	16	94
Amortization of purchased intangible assets	16,808	26,770
Non-GAAP gross profit	160,793	344,614

GAAP R&D expenses	173,911	204,254
Stock-based compensation	(27,952)	(33,128)
Performance based equity	(2,365)	(5,650)
Research and development funded by others	2,000	(7,500)
Non-GAAP R&D expenses	145,594	157,976

GAAP SG&A expenses	100,242	97,772
Stock-based compensation	(18,820)	(5,009)
Performance based equity	(1,321)	(2,550)
Amortization of purchased intangible assets	(1,774)	(2,290)
Acquisition and integration costs	(1,567)	(7,487)
Non-GAAP SG&A expenses	76,760	80,436

GAAP impairment losses	1,237	2,438
Impairment losses	(1,237)	(2,438)
Non-GAAP impairment losses	—	—

GAAP restructuring expenses	50,323	9,138
Restructuring charges	(50,323)	(9,138)
Non-GAAP restructuring expenses	—	—

GAAP income (loss) from operations	(182,179)	3,522
Total non-GAAP adjustments	120,618	102,680
Non-GAAP income (loss) from operations	(61,561)	106,202

GAAP interest and other income (expense), net	(15,716)	(24,701)
Non-recurring interest and other income (expense), net	11,907	18,574
Non-GAAP interest and other income (expense), net	(3,809)	(6,127)

GAAP loss before income taxes	(197,895)	(21,179)
Total non-GAAP adjustments	132,525	121,254
Non-GAAP income (loss) before income taxes	(65,370)	100,075

GAAP income tax provision (benefit)	(10,535)	13,468
Adjustment for non-cash tax benefits/expenses	13,535	(3,460)
Non-GAAP income tax provision	3,000	10,008

GAAP net loss	(187,360)	(34,647)
Total non-GAAP adjustments before income taxes	132,525	121,254
Less: total tax adjustments	13,535	(3,460)
Non-GAAP net income (loss)	$(68,370)	$90,067

Shares used in computing GAAP and non-GAAP basic net income (loss) per share	83,303	80,395
Shares used in computing GAAP diluted net loss per share	83,303	80,395
Dilutive common stock equivalents	—	1,279
Shares used in computing non-GAAP diluted net income (loss) per share	83,303	81,674
Non-GAAP basic net income (loss) per share	$(0.82)	$1.12
Non-GAAP diluted net income (loss) per share	$(0.82)	$1.10

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AS A PERCENTAGE OF NET REVENUE

	Three Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023
GAAP gross margin	54.4%	54.6%	54.6%
Stock-based compensation	0.1%	0.2%	0.1%
Performance based equity	—%	—%	—%
Amortization of purchased intangible assets	4.3%	5.5%	6.2%
Non-GAAP gross margin	58.7%	60.2%	60.8%

GAAP R&D expenses	64.9%	61.5%	48.9%
Stock-based compensation	(9.2)%	(11.0)%	(7.0)%
Performance based equity	1.0%	1.9%	(1.7)%
Research and development funded by others	3.7%	—%	(4.1)%
Non-GAAP R&D expenses	60.4%	52.4%	36.2%

GAAP SG&A expenses	37.2%	36.5%	18.7%
Stock-based compensation	(6.5)%	(7.7)%	3.3%
Performance based equity	0.5%	0.8%	(0.7)%
Amortization of purchased intangible assets	(0.7)%	(0.6)%	(0.5)%
Acquisition and integration costs	(1.0)%	(0.1)%	(1.6)%
Non-GAAP SG&A expenses	29.4%	28.8%	19.2%

GAAP impairment losses	1.5%	—%	—%
Impairment losses	(1.5)%	—%	—%
Non-GAAP impairment losses	—%	—%	—%

GAAP restructuring expenses	33.1%	0.9%	—%
Restructuring charges	(33.1)%	(0.9)%	—%
Non-GAAP restructuring expenses	—%	—%	—%

GAAP loss from operations	(82.3)%	(44.4)%	(13.2)%
Total non-GAAP adjustments	51.3%	23.3%	18.6%
Non-GAAP income (loss) from operations	(31.0)%	(21.0)%	5.4%

GAAP interest and other income (expense), net	(19.4)%	(0.6)%	(17.5)%
Non-recurring interest and other income (expense), net	14.5%	0.1%	13.6%
Non-GAAP interest and other income (expense), net	(4.9)%	(0.5)%	(3.9)%

GAAP loss before income taxes	(101.7)%	(44.9)%	(30.6)%
Total non-GAAP adjustments before income taxes	65.8%	23.4%	32.1%
Non-GAAP income (loss) before income taxes	(36.0)%	(21.5)%	1.5%

GAAP income tax benefit	(8.3)%	(2.2)%	(1.3)%
Adjustment for non-cash tax benefits/expenses	9.3%	3.5%	1.4%
Non-GAAP income tax provision	1.1%	1.2%	0.2%

GAAP net loss	(93.4)%	(42.7)%	(29.4)%
Total non-GAAP adjustments before income taxes	65.8%	23.4%	32.1%
Less: total tax adjustments	9.3%	3.5%	1.4%
Non-GAAP net income (loss)	(37.0)%	(22.8)%	1.3%

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AS A PERCENTAGE OF NET REVENUE

	Nine months ended
	September 30, 2024	September 30, 2023
GAAP gross margin	53.5%	55.8%
Stock-based compensation	0.2%	0.1%
Performance based equity	—%	—%
Amortization of purchased intangible assets	6.3%	4.7%
Non-GAAP gross margin	59.9%	60.7%

GAAP R&D expenses	64.8%	36.0%
Stock-based compensation	(10.4)%	(5.8)%
Performance based equity	(0.9)%	(1.0)%
Research and development funded by others	0.8%	(1.3)%
Non-GAAP R&D expenses	54.3%	27.8%

GAAP SG&A expenses	37.4%	17.2%
Stock-based compensation	(7.0)%	(0.9)%
Performance based equity	(0.5)%	(0.5)%
Amortization of purchased intangible assets	(0.7)%	(0.4)%
Acquisition and integration costs	(0.6)%	(1.3)%
Non-GAAP SG&A expenses	28.6%	14.2%

GAAP impairment losses	0.5%	0.4%
Impairment losses	(0.5)%	(0.4)%
Non-GAAP impairment losses	—%	—%

GAAP restructuring expenses	18.8%	1.6%
Restructuring charges	(18.8)%	(1.6)%
Non-GAAP restructuring expenses	—%	—%

GAAP income (loss) from operations	(67.9)%	0.6%
Total non-GAAP adjustments	45.0%	18.1%
Non-GAAP income (loss) from operations	(22.9)%	18.7%

GAAP interest and other income (expense), net	(5.9)%	(4.4)%
Non-recurring interest and other income (expense), net	4.4%	3.3%
Non-GAAP interest and other income (expense), net	(1.4)%	(1.1)%

GAAP loss before income taxes	(73.7)%	(3.7)%
Total non-GAAP adjustments	49.4%	21.4%
Non-GAAP income (loss) before income taxes	(24.4)%	17.6%

GAAP income tax provision (benefit)	(3.9)%	2.4%
Adjustment for non-cash tax benefits/expenses	5.0%	(0.6)%
Non-GAAP income tax provision	1.1%	1.8%

GAAP net loss	(69.8)%	(6.1)%
Total non-GAAP adjustments before income taxes	49.4%	21.4%
Less: total tax adjustments	5.0%	(0.6)%
Non-GAAP net income (loss)	(25.5)%	15.9%